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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 August 22, 2001

                          BEACON CAPITAL PARTNERS, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


          Maryland                     000-24905                04-3403281
   ---------------------         -------------------         -----------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                       Identification No.)


          One Federal Street, 26th Floor, Boston, Massachusetts, 02110
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 457-0400
                                                           --------------


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ITEM 5.  OTHER EVENTS

         On August 22, 2001, Beacon Capital Partners, Inc. ("Beacon") issued a press release announcing its results for the second quarter ended June 30, 2001.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         Exhibit 99.1 - Press Release of Beacon Capital Partners, Inc., dated
                        August 22, 2001


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         BEACON CAPITAL PARTNERS, INC.


Date:  August 24, 2001                   By: /s/ Randy J. Parker
                                             ----------------------------------
                                             Randy J. Parker
                                             Senior Vice President and
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

Exhibit 99.1      Press Release of Beacon Capital Partners, Inc., dated
                  August 22, 2001